AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of December 10, 2018 (this “Amendment”), among Medidata Solutions, Inc., a corporation organized under the laws of Delaware (the “Borrower”), the Lenders party hereto and HSBC Bank USA, National Association (“HSBC”), as Administrative Agent (in such capacity, the “Administrative Agent”).
The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 21, 2017 (as heretofore amended, modified and supplemented and in effect on the date hereof, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Lenders to the Borrower.
The Borrower, the Lenders party hereto and the Administrative Agent wish to amend the Credit Agreement in certain respects pursuant to Section 9.2 thereof and, accordingly, the parties hereto hereby agree as follows:
Section 1.     Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.
Section 2.     Amendment. Subject to the satisfaction of the conditions precedent specified in Section 4 below and effective as of the date hereof, Section 6.8 of the Credit Agreement is hereby amended by replacing “1.00 to 1.00” in clause (e)(i) with “2.25 to 1.00”.
Section 3.     Representations and Warranties. The Borrower represents and warrants that the representations and warranties set forth in Section 3 of the Credit Agreement and in any other Loan Document are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by Material Adverse Effect or other materiality qualifier) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by Material Adverse Effect or other materiality qualifier) as of such earlier date and, in each case, as if each reference in said Section 3 or any other Loan Document to “this Agreement” or “the Credit Agreement” included reference to this Amendment.
Section 4.     Conditions Precedent. The amendment to the Credit Agreement set forth in Section 2 shall become effective on the date on which the following Conditions Precedent have been satisfied:
4.01.     This Amendment shall have been duly executed and delivered by the Borrower, each Guarantor, the Required Lenders and the Administrative Agent.
4.02.     The Administrative Agent shall have received payment of any fees or expenses then due and owing under the Credit Agreement or any other Loan Document, including the reasonable fees and expenses of Mayer Brown LLP, special New York counsel to HSBC in connection with the negotiation, preparation, execution and delivery of this Amendment (to the extent that statements for such fees and expenses have been delivered to the Borrower).
Section 5.     Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Without limiting the generality of Section 2, the amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be amendments to, waivers of, consents to or modifications of any other term or provision of the Credit Agreement or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Credit Agreement. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
Section 6.     Reaffirmation.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations, including, but not limited to, all guaranty obligations, under the Loan Documents, (c) agrees and acknowledges that its prior grants of security interests and Liens pursuant to the Loan Documents are reaffirmed and all such security interests and Liens shall continue in full force and effect after giving effect to this Amendment and (d) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
Section 7.     Retention of Rights. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of (or forbearance with respect to) any present or future Default or Event of Default or as a waiver of (or forbearance with respect to) the ability of the Lenders to exercise any right, power, and/or remedy, whether under any Loan Document and/or under any applicable law, in connection therewith. As provided in Section 9.2 of the Credit Agreement, no failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
Section 8.     Limited Waiver and Amendment. Without limiting the generality of Section 7, the amendments set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed to be amendments to, waivers of, consents to or modifications of any other term or provision of the Credit Agreement or of any transaction or further or future action on the part of the Borrower which would require the consent of the Borrower under the Credit Agreement.
[Signature Pages to Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MEDIDATA SOLUTIONS, INC., as Borrower

By /s/ Rouven Bergmann
Name: Rouven Bergmann
Title: Chief Financial Officer

INTELEMAGE, LLC, as a Guarantor

By /s/ Rouven Bergmann
Name: Rouven Bergmann
Title: Chief Financial Officer

MEDIDATA CONSENT SERVICES, LLC, as a Guarantor

By /s/ Rouven Bergmann
Name: Rouven Bergmann
Title: Chief Financial Officer

CHITA INC., as a Guarantor

By /s/ Rouven Bergmann
Name: Rouven Bergmann
Title: Chief Financial Officer

SHYFT ANALYTICS, INC., as a Guarantor

By /s/ Rouven Bergmann
Name: Rouven Bergmann
Title: EVP, Chief Financial Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By /s/ Anita Ram
Name: Anita Ram
Title: AVP

Signature Page to Amendment No. 1

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By /s/ Peter I. Sanchez
Name: Peter I. Sanchez
Title: SVP

Signature Page to Amendment No. 1

BANK OF AMERICA, N.A., as a Lender

By /s/ Karen Yap
Name: Karen Yap
Title: Vice President

Signature Page to Amendment No. 1

BANK OF THE WEST, as a Lender

By /s/ Harry Yergey
Name: Harry Yergey
Title: Managing Director

By /s/ Michael Weinert
Name: Michael Weinert
Title: Director

Signature Page to Amendment No. 1

JPMORGAN CHASE BANK, N.A., as a Lender

By /s/ Daglas P Panchal
Name: Daglas P Panchal
Title: Executive Director

Signature Page to Amendment No. 1

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Lauren M. Potts
Name: Lauren M. Potts
Title: Vice President

Signature Page to Amendment No. 1

MUFG BANK, LTD. (f.k.a. THE BANK OF TOKYO-MITSUBISHI UFJ, LTD), as a Lender

By /s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

Signature Page to Amendment No. 1

SILICON VALLEY BANK, as a Lender

By /s/ Matthew Griffiths
Name: Matthew Griffiths
Title: VP

Signature Page to Amendment No. 1

CITIZENS BANK, N.A., as a Lender

By /s/ Patricia F. Grieve
Name: Patricia F. Grieve
Title: Vice President

Signature Page to Amendment No. 1